Exhibit 10.3 (1 of 2)

April 16, 2014

Mtro. Emilio R. Lozoya Austin

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva Piso 44

11311 México D.F.

México

Dear Mtro. Lozoya Austin:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ending December 31, 2013 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated February 24, 2014, as an exhibit to the Form 20-F. We have audited the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”), as of January 1, 2014, for 29 fields located offshore Mexico in the Northeastern Marine Region. These estimates were prepared by Pemex-Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

TMS:ART

1601 ELM STREET, SUITE 4500 — DALLAS, TEXAS 75201-4754 — PH 214-969-5401 — FAX 214-969-5411

Exhibit 10.3 (2 of 2)

April 16, 2014

Mtro. Emilio R. Lozoya Austin

Director General

Petróleos Mexicanos

Avenida Marina Nacional No. 329

Torre Ejecutiva Piso 44

11311 México D.F.

México

Dear Mtro. Lozoya Austin:

We hereby consent to all references to our firm as set forth in the Annual Report on Form 20-F of Petróleos Mexicanos for the year ending December 31, 2013 (the “Form 20-F”), under the heading “Exploration and Production (Reserves)”, and to the filing of our audit letter dated February 24, 2014, as an exhibit to the Form 20-F. We have audited the estimates of proved oil, condensate, natural gas, and oil equivalent reserves owned by the United Mexican States (“Mexico”), as of January 1, 2014, for 114 fields located onshore Mexico in the Southern Region. These estimates were prepared by Pemex-Exploración y Producción in accordance with the reserves definitions of Regulation S-X Rule 4-10(a) of the U.S. Securities and Exchange Commission.

Sincerely,

NETHERLAND, SEWELL INTERNATIONAL, S. DE R.L. DE C.V.

By:
Robert C. Barg, P.E.
President

TMS:ART

1601 ELM STREET, SUITE 4500 — DALLAS, TEXAS 75201-4754 — PH 214-969-5401 — FAX 214-969-5411